                                  EXHIBIT 32.01

    WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                             PURSUANT TO SECTION 906
           OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

The undersigned, the Chief Executive Officer and the Senior Vice President, Chief Financial Officer of Wabash National Corporation (the "Company"), each hereby certifies that, to his knowledge, on October 27, 2004:

(a) the Form 10Q, Quarterly Report Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934 of the Company for the quarter ended September 30, 2004 filed on October 27, 2004 with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ William P. Greubel
                                 ---------------------------------------------
                                 William P. Greubel
                                 Chief Executive Officer
                                 October 27, 2004

                                 /s/ Robert J. Smith
                                 ---------------------------------------------
                                 Robert J. Smith
                                 Senior Vice President, Chief Financial Officer October 27, 2004